Exhibit 10.4
GUARANTY AGREEMENT
     THIS GUARANTY AGREEMENT (this “Guaranty”), dated as of February 26, 2009, is made by WEATHERFORD INTERNATIONAL LTD., a Swiss joint stock corporation (“WIL-Switzerland”) and, after the Share Exchange (as such term is defined in the Amendment (as hereinafter defined)), the sole shareholder of Weatherford International, Ltd., a Bermuda exempted company (“WIL”), in favor of (i) the banks and other financial institutions that are parties to the Credit Agreement (as hereinafter defined) and each assignee thereof becoming a “Lender” as provided therein (collectively, the “Lenders”), and (ii) UBS AG, Stamford Branch, in its capacity as administrative agent (the “Administrative Agent”) under the terms of the Credit Agreement, and (iii) UBS AG, Stamford Branch, in its capacity as issuer of letters of credit (the “Issuing Bank”) under the terms of the Credit Agreement.
W I T N E S S E T H:
     WHEREAS, WIL, Weatherford International, Inc., a Delaware corporation (“WII”), as a guarantor, WIL-Switzerland, the Lenders party thereto and the Administrative Agent have entered into a certain Amendment to Credit Agreement dated as of January 9, 2009 (the “Amendment”) in order to amend that certain Credit Agreement dated as of October 20, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein and not otherwise defined herein being used herein as therein defined) among WIL, the other Persons from time to time Borrowers thereunder (together with WIL, collectively, the “Borrowers”), WII, as a guarantor, the Administrative Agent and the Lenders party thereto; and
     WHEREAS, it is a condition precedent to the effectiveness of the Amendment that WIL-Switzerland execute and deliver this Guaranty, and WIL-Switzerland desires to execute and deliver this Guaranty to satisfy such requirement;
     NOW, THEREFORE, in consideration of the premises and in order to satisfy the requirements of the Credit Agreement and the Amendment, and for other good and valuable consideration, WIL-Switzerland hereby agrees as follows:
     SECTION 1. Guaranty.
          (a) In consideration of, and in order to induce the Administrative Agent and the Lenders to enter into the Amendment and to make Loans to, and the Issuing Bank to issue Letters of Credit for the account of, the Borrowers (including, without limitation, any additional Persons becoming Borrowers under the Credit Agreement after the date hereof), WIL-Switzerland hereby absolutely, unconditionally and irrevocably guarantees in favor of all of the Lenders, the Administrative Agent and the Issuing Bank, the punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of the Obligations and all covenants of the Borrowers and the other Guarantors, now or hereafter existing under the Credit Agreement and the other Loan Documents to which any Borrower or any Guarantor is a party, whether for principal, LC Exposure, interest (including interest accruing or becoming owing both prior to and subsequent to the commencement of any proceeding against or with respect to any Borrower or any Guarantor under any applicable bankruptcy or insolvency law (including the

Bankruptcy Code), fees, commissions, expenses (including reasonable attorneys’ fees and expenses)), indemnities, or otherwise (all such obligations being, as applicable, the “Guaranteed Obligations”). WIL-Switzerland agrees to pay any and all expenses incurred by each Lender, the Administrative Agent and the Issuing Bank in enforcing this Guaranty against WIL-Switzerland.
          (b) This Guaranty is an absolute, unconditional, present and continuing guaranty of payment and not of collection and is in no way conditioned upon any attempt to collect from any Borrower or any Guarantor or any other action, occurrence or circumstance whatsoever.
          (c) The obligations of WIL-Switzerland under this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render this Guaranty subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of applicable law.
     SECTION 2. Continuing Guaranty.
          (a) WIL-Switzerland guarantees that the Guaranteed Obligations shall be paid strictly in accordance with the terms of the Credit Agreement and the other Loan Documents. WIL-Switzerland agrees that, to the maximum extent permitted by applicable law, the Guaranteed Obligations and Loan Documents to which any Borrower is a party may be extended or renewed, and indebtedness thereunder repaid and reborrowed in whole or in part, without notice to or assent by WIL-Switzerland, and that WIL-Switzerland shall remain bound upon this Guaranty notwithstanding any extension, renewal or other alteration of any of the Guaranteed Obligations or such Loan Documents or any repayment and reborrowing of Loans to the Borrowers. The obligations of WIL-Switzerland under this Guaranty are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Borrowers under the Credit Agreement or any other Loan Document or any substitution, release or exchange of any other guarantee of or security for the Obligations. To the maximum extent permitted by applicable law, except as otherwise expressly provided in the Credit Agreement or any other Loan Document to which WIL-Switzerland is a party, the obligations of WIL-Switzerland under this Guaranty shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms hereof under any circumstances whatsoever, including:
     (i) any modification, amendment, supplement, renewal, extension for any period, increase, decrease, alteration or rearrangement of all or any part of the Guaranteed Obligations, or of the Credit Agreement or any other Loan Document executed in connection therewith, or any contract or understanding among the Borrowers, any Guarantor, the Administrative Agent, the Issuing Bank or the Lenders, or any other Person, pertaining to the Guaranteed Obligations;
     (ii) any adjustment, indulgence, forbearance or compromise that might be granted or given by the Administrative Agent, the Issuing Bank or the Lenders to WIL-Switzerland, any other Guarantor, any Borrower or any other Person liable on the Guaranteed Obligations;

     (iii) the insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of WIL-Switzerland, any other Guarantor, any Borrower or any other Person at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution or winding up of WIL-Switzerland, any other Guarantor or any Borrower, or any sale, lease or transfer of any or all of the assets of WIL-Switzerland, any other Guarantor or any Borrower, or any changes in the shareholders of WIL-Switzerland, any other Guarantor or any Borrower, or any reorganization of WIL-Switzerland, any other Guarantor or any Borrower;
     (iv) the invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including the fact that (A) the Guaranteed Obligations, or any part thereof, exceed the amount permitted by law, (B) the act of creating the Guaranteed Obligations, or any part thereof is ultra vires, (C) the officers or representatives executing the documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, (D) the Guaranteed Obligations or any part thereof violate applicable usury laws, (E) WIL-Switzerland, any other Guarantor or any Borrower has valid defenses, claims, and offsets (whether at law or in equity, by agreement or by statute) which render the Guaranteed Obligations wholly or partially uncollectible from WIL-Switzerland, any other Guarantor or any Borrower, (F) the creation, performance, or repayment of the Guaranteed Obligations (or execution, delivery and performance of any document or instrument representing any part of the Guaranteed Obligations or executed in connection with any of the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible, legally impossible or unenforceable, or (G) the Credit Agreement, any other Loan Document, or any other document or instrument pertaining to any of the Guaranteed Obligations has been forged or otherwise is irregular or not genuine or authentic;
     (v) any full or partial release of the liability of WIL-Switzerland, any other Guarantor or any Borrower on the Guaranteed Obligations or any part thereof, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee, or assure the payment of the Guaranteed Obligations or any part thereof; it being recognized, acknowledged, and agreed by WIL-Switzerland that WIL-Switzerland may be required to pay the Guaranteed Obligations in full without assistance or support of any other Person, and that WIL-Switzerland has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that any other Person shall be liable to perform the Guaranteed Obligations or that the Administrative Agent, the Issuing Bank or any Lender shall look to any other Person to perform the Guaranteed Obligations;
     (vi) the taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations;
     (vii) any release, surrender, exchange, subordination, deterioration, waste, loss or impairment of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations;

     (viii) the failure of the Administrative Agent, the Lenders, the Issuing Bank or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;
     (ix) the fact that any collateral, security or Lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other Lien; it being recognized and agreed by WIL-Switzerland that WIL-Switzerland is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Obligations;
     (x) any payment by any Borrower, WIL-Switzerland or any other Guarantor to the Administrative Agent, the Issuing Bank or any Lender is held to constitute a preference under bankruptcy or insolvency laws, or for any other reason either the Administrative Agent, the Issuing Bank or any Lender is required to refund such payment or pay such amount to any Borrower, WIL-Switzerland, any other Guarantor or any other Person; or
     (xi) any other action taken or omitted to be taken with respect to the Credit Agreement, this Guaranty, any other Loan Document, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices WIL-Switzerland or increases the likelihood that WIL-Switzerland shall be required to pay the Guaranteed Obligations pursuant to the terms hereof;
it being the unambiguous and unequivocal intention of WIL-Switzerland that WIL-Switzerland shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Obligations after the termination of all of the Commitments.
          (b) WIL-Switzerland further agrees that, to the fullest extent permitted by law, as between WIL-Switzerland, on the one hand, and the Administrative Agent, the Issuing Bank and the Lenders, on the other hand, (i) the maturity of the Obligations may be accelerated as provided in Section 9.01 of the Credit Agreement for the purposes of this Guaranty, notwithstanding any stay, injunction or other prohibition preventing the acceleration of the Obligations as against any Borrower and (ii) in the event of any purported acceleration (whether by declaration or automatic) of the Obligations as provided in Section 9.01 of the Credit Agreement, the Obligations (whether or not due and payable) shall forthwith become due and payable by WIL-Switzerland for the purpose of this Guaranty.
     SECTION 3. Effect of Debtor Relief Laws. If after receipt of any payment of, or proceeds of any security applied (or intended to be applied) to the payment of all or any part of the Guaranteed Obligations, the Administrative Agent, the Issuing Bank or any Lender is for any reason compelled to surrender or voluntarily surrenders, such payment or proceeds to any Person

(a) because such payment or application of proceeds is or may be avoided, invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, fraudulent conveyance, fraudulent transfer, impermissible set-off or a diversion of trust funds or (b) for any other reason, including (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Administrative Agent, the Issuing Bank, any Lender or any of their respective properties or (ii) any settlement or compromise of any such claim effected by the Administrative Agent, the Issuing Bank or any Lender with any such claimant (including any Borrower or any other Guarantor), then the Guaranteed Obligations or any part thereof intended to be satisfied shall be reinstated and continue, and this Guaranty shall continue in full force as if such payment or proceeds had not been received, notwithstanding any revocation thereof or the cancellation of any instrument evidencing any of the Guaranteed Obligations or otherwise; and WIL-Switzerland shall be liable to pay the Administrative Agent, the Issuing Bank and the Lenders, and hereby does indemnify the Administrative Agent, the Issuing Bank and the Lenders and hold them harmless for the amount of such payment or proceeds so surrendered and all reasonable expenses (including reasonable attorneys’ fees, court costs and expenses attributable thereto) incurred by the Administrative Agent, the Issuing Bank or any such Lender in the defense of any claim made against it that any payment or proceeds received by the Administrative Agent, the Issuing Bank or any such Lender in respect of all or part of the Guaranteed Obligations must be surrendered. The provisions of this paragraph shall survive the termination of this Guaranty and any satisfaction and discharge of the Borrowers by virtue of any payment, court order, or any law.
     SECTION 4. Waiver. WIL-Switzerland hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and waives presentment, demand for payment, notice of intent to accelerate, notice of dishonor or nonpayment and any requirement that the Administrative Agent, the Issuing Bank or any Lender institute suit, collection proceedings or take any other action to collect any of the Guaranteed Obligations, including any requirement that the Administrative Agent, the Issuing Bank or any Lender protect, secure, perfect or insure any Lien against any property subject thereto or exhaust any right or take any action against any Borrower, any Guarantor or any other Person or any collateral (it being the intention of the Administrative Agent, the Issuing Bank, the Lenders, and WIL-Switzerland that this Guaranty is to be a guaranty of payment and not of collection). It shall not be necessary for the Administrative Agent, the Issuing Bank or any Lender, in order to enforce any payment by WIL-Switzerland hereunder, to institute suit or exhaust its rights and remedies against WIL-Switzerland, any other Guarantor, any Borrower or any other Person, including others liable to pay the Guaranteed Obligations, or to enforce its rights against any security ever given to secure payment thereof. WIL-Switzerland hereby expressly waives to the maximum extent permitted by applicable law each and every right to which it may be entitled by virtue of the suretyship laws of the State of Texas or any other state in which it may be located, including any and all rights it may have pursuant to Rule 31, Texas Rules of Civil Procedure, Section 17.001 of the Texas Civil Practice and Remedies Code and Chapter 34 of the Texas Business and Commerce Code. WIL-Switzerland hereby waives marshaling of assets and liabilities, notice by the Administrative Agent, the Issuing Bank or any Lender of any indebtedness or liability to which such Person applies or may apply any amounts received by it, and of the creation, advancement, increase, existence, extension, renewal, rearrangement or modification of the Guaranteed Obligations. WIL-Switzerland expressly waives, to the extent permitted by applicable law, the benefit of any and all laws providing for exemption of property from execution or for valuation and appraisal upon foreclosure.

     SECTION 5. Agreement to Defer Exercise of Subrogation. Notwithstanding any payment or payments made by WIL-Switzerland hereunder, or any setoff or application by the Administrative Agent, the Issuing Bank or any Lender of any security or of any credits or claims, WIL-Switzerland will not assert or exercise any rights of the Administrative Agent, the Issuing Bank or any Lender or of itself against any other Guarantor or any Borrower to recover the amount of any payment made hereunder by WIL-Switzerland to the Administrative Agent, the Issuing Bank or any Lender by way of any claim, remedy or subrogation, reimbursement, exoneration, contribution, indemnity, participation or otherwise arising by contract, by statute, under common law or otherwise, and WIL-Switzerland shall not have any right to exercise any right of recourse to or any claim against assets or property of any Borrower or of any other Guarantor for such amounts, in each case unless and until the Obligations of such Borrower or obligations of such Guarantor guaranteed hereby have been fully and finally satisfied. Until such time (but not thereafter), WIL-Switzerland hereby agrees not to exercise any claim, right or remedy which it may now have or hereafter acquire against any other Guarantor or any Borrower that arises under the Credit Agreement or any other Loan Document or from the performance by WIL-Switzerland of the Guaranty hereunder including any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of the Administrative Agent, the Issuing Bank or any Lender against any Borrower or any Guarantor, or any security that the Administrative Agent, the Issuing Bank or any Lender now has or hereafter acquires pursuant hereto securing the Obligations of the Borrowers or obligations of any Guarantor under the Credit Agreement or any other Loan Document, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. If any amount shall be paid to WIL-Switzerland by any Borrower or any Guarantor after payment in full of the Obligations, and the Obligations shall thereafter be reinstated in whole or in part and the Administrative Agent, the Issuing Bank or any Lender forced to repay any sums received by any of them in payment of the Obligations, this Guaranty shall be automatically reinstated and such amount shall be held in trust for the benefit of the Administrative Agent, the Issuing Bank and the Lenders and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations, whether matured or unmatured. The provisions of this paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of any Borrower or any Guarantor by virtue of any payment, court order or any federal or state law.
     SECTION 6. Full Force and Effect. This Guaranty is a continuing guaranty and shall remain in full force and effect until all of the Guaranteed Obligations under the Credit Agreement and the other Loan Documents to which any Borrower or any Guarantor is a party and all other amounts payable under this Guaranty have been paid in full (after the termination of the Commitments). All rights, remedies and powers provided in this Guaranty may be exercised, and all waivers contained in this Guaranty may be enforced, only to the extent that the exercise or enforcement thereof does not violate any provisions of applicable law which may not be waived.
     SECTION 7. Severability. Any provision of this Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
     SECTION 8. Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by WIL-Switzerland therefrom shall in any event be effective unless the same shall be in writing executed by the Administrative Agent.
     SECTION 9. Notices. All notices and other communications provided for hereunder shall be given in the manner specified in the Credit Agreement (i) in the case of the Administrative Agent, at the address specified for the Administrative Agent in the Credit Agreement, and (ii) in the case of WIL-Switzerland, at the address specified therefor in this Guaranty.
     SECTION 10. No Waiver; Remedies. No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Guaranty or consent to any departure by WIL-Switzerland therefrom shall in any event be effective unless the same shall be permitted by Section 8 hereof, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.
     SECTION 11. Right of Set Off. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent, the Issuing Bank and each Lender is hereby authorized at any time and from time to time, without notice to WIL-Switzerland (any such notice being expressly waived by WIL-Switzerland), to set off and apply any and all deposits (general or special, time or demand, provisional or final but excluding the funds held in accounts clearly designated as escrow or trust accounts held by WIL-Switzerland for the benefit of Persons which are not Affiliates of WIL-Switzerland), whether or not such setoff results in any loss of interest or other penalty, and including all certificates of deposit, at any time held and other obligations at any time owing by the Administrative Agent, the Issuing Bank or such Lender to or for the credit or the account of WIL-Switzerland against any and all of the Guaranteed Obligations irrespective of whether or not the Administrative Agent, the Issuing Bank or such Lender shall have made any demand under the Credit Agreement, this Guaranty, the Notes or any other Loan Document. The rights of the Administrative Agent, the Issuing Bank and the Lenders under this Section are in addition to other rights and remedies (including other rights of setoff) which the Administrative Agent, the Issuing Bank or the Lenders may have. This Section is subject to the terms and provisions of Section 4.01(a) of the Credit Agreement.
     SECTION 12. Transfer Of Obligations. This Guaranty shall (i) be binding upon WIL-Switzerland, its successors and assigns and (ii) inure to the benefit of and be enforceable by the Administrative Agent, for the benefit of itself, the Lenders and the Issuing Bank.

     SECTION 13. Governing Law. This Guaranty and the rights and obligations of the parties hereto shall be construed in accordance with and governed by the law of the State of New York.
     SECTION 14. Submission to Jurisdiction; Consent To Service Of Process; Waiver of Jury Trial.
          (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR OTHERWISE RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, WIL-SWITZERLAND HEREBY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THE AFORESAID COURTS SOLELY FOR THE PURPOSE OF ADJUDICATING ITS RIGHTS OR THE RIGHTS OF THE ADMINISTRATIVE AGENT, THE LENDERS AND THE ISSUING BANK WITH RESPECT TO THIS GUARANTY OR ANY DOCUMENT RELATED HERETO. WIL-SWITZERLAND HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM, 111 8TH AVENUE, NEW YORK, NEW YORK 10011, AS THE DESIGNEE, APPOINTEE AND AGENT OF WIL-SWITZERLAND TO RECEIVE, FOR AND ON BEHALF OF WIL-SWITZERLAND, SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY DOCUMENT RELATED HERETO AND SUCH SERVICE SHALL BE DEEMED COMPLETED THIRTY DAYS AFTER MAILING THEREOF TO SAID AGENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE PROMPTLY FORWARDED BY MAIL TO WIL-SWITZERLAND AT ITS ADDRESS SET FORTH HEREIN, BUT THE FAILURE OF WIL-SWITZERLAND TO RECEIVE SUCH COPY SHALL NOT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. IF FOR ANY REASON SERVICE OF PROCESS CANNOT PROMPTLY BE MADE ON EITHER SUCH LOCAL AGENT, WIL-SWITZERLAND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO WIL-SWITZERLAND AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. WIL-SWITZERLAND HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST WIL-SWITZERLAND IN ANY OTHER JURISDICTION.
          (b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, WIL-SWITZERLAND HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN

ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING IN CONNECTION HEREWITH OR THEREWITH.
     SECTION 15. Payments by Guarantor.
          (a) Any and all payments by or on account of any obligation of WIL-Switzerland hereunder shall be understood to be minimum payment obligations. When entering into this Agreement, WIL-Switzerland has assumed that any and all payments by or on account of any obligation of WIL-Switzerland hereunder will not be subject to any deduction for Indemnified Taxes or Other Taxes (collectively, the “Covered Taxes”). WIL-Switzerland agrees that if it shall be required to deduct any Covered Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, the Issuing Bank or the Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) WIL-Switzerland shall make such deductions and (iii) WIL-Switzerland shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law. If requested by the Administrative Agent, WIL-Switzerland shall provide to the Administrative Agent those documents which are required by law and applicable double taxation treaties to be provided by the payer of such tax, for each relevant Lender to prepare a claim for refund of Swiss withholding tax. WIL-Switzerland shall indemnify the Administrative Agent, the Issuing Bank and each Lender, within 20 days after written demand therefor, for the full amount of any Covered Taxes directly assessed against and paid by the Administrative Agent, the Issuing Bank or such Lender, as the case may be, on or with respect to any payment by or on account of the Guaranteed Obligations (including Covered Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Covered Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to WIL-Switzerland by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be presumed correct absent manifest error.
          (b) WIL-Switzerland will remit to the appropriate Governmental Authority, prior to delinquency (assuming WIL-Switzerland has received notification of a claim for Covered Taxes within 10 Business Days prior to the date the delinquency commences), all Covered Taxes payable in respect of any payment by or on account of any obligations of WIL-Switzerland hereunder. Within 30 days after the date of any payment of Covered Taxes, WIL-Switzerland will furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment of such Covered Taxes or such other evidence thereof as may be reasonably satisfactory to the Administrative Agent. At the reasonable request of WIL-Switzerland, the Administrative Agent will request the Lenders to provide any reasonable tax forms, certifications or other documents that would result in a reduction in the amount of Covered Taxes hereunder; provided, however, the obligation of WIL-Switzerland to make payments for Covered Taxes hereunder shall not be conditioned upon any Lender providing any such tax forms, certifications or other documents.

     SECTION 16. Judgment Currency. WIL-Switzerland’s obligation hereunder to make payments shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than U.S. Dollars, except to the extent that such tender or recovery results in the effective receipt by the applicable Lender, Issuing Bank or the Administrative Agent of the full amount of U.S. Dollars expressed to be payable under this Guaranty or the Credit Agreement. If for the purpose of obtaining or enforcing judgment against WIL-Switzerland in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than U.S. Dollars an amount due in U.S. Dollars, such amount shall be converted into the currency required hereunder at the rate determined by the Administrative Agent as the rate quoted by it in accordance with methods customarily used by the Administrative Agent for such or similar purposes as the spot rate for the purchase by the Administrative Agent of the required currency with the currency of actual payment through its principal foreign exchange trading office at approximately 11:00 A.M. (local time at such office) two Business Days prior to the effective date of such conversion, provided that the Administrative Agent may obtain such spot rate from another financial institution actively engaged in foreign currency exchange if the Administrative Agent does not then have a spot rate for the required currency. The parties hereto hereby agree, to the fullest extent that they may effectively do so under applicable law, that (i) if for the purposes of obtaining any judgment or award it becomes necessary to convert from any currency other than the currency required hereunder into the currency required hereunder any amount in connection with the Guaranteed Obligations, then the conversion shall be made as provided above on the Business Day before the day on which the judgment or award is given, (ii) in the event that there is a change in the applicable conversion rate prevailing between the Business Day before the day on which the judgment or award is given and the date of payment, WIL-Switzerland will pay to the Administrative Agent, for the benefit of the Lenders, such additional amounts (if any) as may be necessary, and the Administrative Agent, on behalf of the Lenders, will pay to WIL-Switzerland such excess amounts (if any) as result from such change in the rate of exchange, to assure that the amount paid on such date is the amount in such other currency, which when converted at the conversion rate described herein on the date of payment, is the amount then due in the currency required hereunder, and (iii) any amount due from WIL-Switzerland under this Section shall be due as a separate debt and shall not be affected by judgment or award being obtained for any other sum due.
     SECTION 17. Automatic Acceleration in Certain Events. Upon the occurrence of an Event of Default specified in Section 9.01(f) or (g) of the Credit Agreement, all Guaranteed Obligations shall automatically become immediately due and payable by WIL-Switzerland, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by WIL-Switzerland, and regardless of whether payment of the Guaranteed Obligations by the Borrowers has then been accelerated.
     SECTION 18. Information. WIL-Switzerland assumes all responsibility for being and keeping itself informed of the Borrowers’ financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that WIL-Switzerland assumes and incurs hereunder, and agrees that the Administrative Agent, the Issuing Bank and the Lenders will not have any duty to advise WIL-Switzerland of information known to any of them regarding such circumstances or risks.

     SECTION 19. Survival of Agreement. All covenants, agreements, representations and warranties made by WIL-Switzerland herein shall be considered to have been relied upon by the Administrative Agent, the Issuing Bank and the Lenders and shall survive the execution and delivery of this Guaranty and the other Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as any amount payable under this Guaranty is outstanding and unpaid.
     SECTION 20. Counterparts. This Guaranty may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
     SECTION 21. Currency of Payment. All payments to be made by WIL-Switzerland hereunder shall be made in U.S. Dollars and, in the case of any required conversion of any currency, shall be determined, and the related amounts calculated, in the manner provided in Section 16.
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     IN WITNESS WHEREOF, WIL-Switzerland and the Administrative Agent have caused this Guaranty to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

Address for Notices:
Weatherford International Ltd.
c/o Weatherford International, Inc.
515 Post Oak Blvd.
Houston, Texas 77027
Attention: General Counsel

WEATHERFORD INTERNATIONAL LTD., a Swiss joint stock corporation
By:	/s/ Andrew P. Becnel
	Name:	Andrew P. Becnel
	Title:	Senior Vice President and Chief Financial Officer

UBS AG, STAMFORD BRANCH, as Administrative Agent
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director Banking Product Services US

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director Banking Product Services US

Signature Page to Guaranty Agreement